SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549


                                  FORM 8-K


                               CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 6, 2001

                         SCIENCE DYNAMICS CORPORATION
              (Exact name of registrant as specified in charter)

        Delaware                0-10690                22-2011859
   (State or other           (Commission             (IRS Employer
    jurisdiction             File Number)          Identification No.)
   of incorporation)


                           1919 Springdale Road
                      Cherry Hill, New Jersey  08003
                 (Address of principal executive offices)


Registrant's telephone number, including area code (856) 424-0068


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                                FORM 8-K

ITEM 5.  OTHER EVENTS.

On March 15, 2001, Science Dynamics Corp. issued a press release reporting that on March 6, 2001 the Company entered into a financing agreement with Alpha Venture Capital, Inc.

A copy of such press release is attached to this Form 8-K as Exhibit 99.02.

A copy of the Common Stock Purchase Agreement, the Registration Rights Agreement, the Escrow Agreement, and the "A" and "B" Warrants are attached as Exhibits 10.01 through 10.05, respectively.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     a.   N/A

     b.   N/A

     c.   Exhibits

          Exhibit 10.01 - Common Stock Purchase Agreement

          Exhibit 10.02 - Registration Rights Agreement

          Exhibit 10.03 - Escrow Agreement

          Exhibit 10.04 - Warrant "A"

          Exhibit 10.05 - Warrant "B"

          Exhibit 99.02 - Press Release

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCIENCE DYNAMICS CORPORATION

                                            /s/ Robert O'Connor
                                           -------------------------------
                                           By:  Robert O'Connor,
                                                President and CEO


Dated: March 15, 2001